UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2006

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11706	52-1796339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

Form 8-K

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2006, the Company announced its consolidated financial results for the quarter ended March 31, 2006. A copy of the Company’s earnings press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006 is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 27, 2006, in connection with the previously announced cancellation of the Company’s 2006 annual meeting of stockholders, the Company’s Board of Directors amended Article 3, Section 3.01 of the Company’s By-Laws to provide that the Company’s annual meeting of stockholders is to be held each year between October 15 and November 15 on such date and at such time as the Company’s Board of Directors designates. Previously, our By-Laws required us to hold our annual meeting each year between April 15 and May 15 on such date and at such time as the Company’s Board of Directors designates. A copy of such amendment to the Company’s By-Laws is being filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

3.1	Amendment No. 2 to Third Amendment and Restatement of CarrAmerica Realty Corporation’s By-Laws

99.1	Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

99.2	Press Release dated May 1, 2006 issued by CarrAmerica Realty Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

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EXHIBIT INDEX

Exhibit Number
3.1	Amendment No. 2 to Third Amendment and Restatement of CarrAmerica Realty Corporation’s By-Laws

99.1	Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

99.2	Press Release dated May 1, 2006 issued by CarrAmerica Realty Corporation

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